BARRON
PARTNERS LP




September 30th, 2004

Burr Northrup
H.B. Covey Inc. and Entech Environmental Technologies, Inc.
309 E Commercial St.
Pomona CA 91767

Dear Burr,

Barron Partners LP for no consideration hereby returns and cancels the seven million one hundred and fifty thousand (7,150,000) warrants.

Regards,


/s/ Andrew Barron Worden
Andrew Barron Worden
Principal
Barron Capital Advisors, LLC, General Partner to Barron Partners LP



                                    /s/  Burr Northrup
                                    ----------------------------
                                    Agreed and Acknowledged
                                    Burr Northrup



        730 Fifth Avenue, 9th Floor, New York, NY 10019 Tel: 212-659-7790
                                Fax: 616-607-2223